FOR IMMEDIATE RELEASE

Contact:

Lynn Kettleson

Clarke Communication Group

978-463-7952 (office)

617-512-5922 (mobile)

lkettleson@kettlesongroup.com

DAVLIN PHILANTHROPIC FUND CONTINUES SUSTAINABLE GIVING

WITH 2011 DONATIONS TO 21 U.S. CHARITIES

WAYLAND, MA (April 12, 2011)  -- The Davlin Philanthropic Fund, the first mutual fund to allow investors to direct charitable contributions from their advisory fees, has announced charitable awards to twenty-one charities for 2011.  This marks the third successful year of Davlin fund donations.

The Davlin Philanthropic Fund is effective because it works the way we live.  Since the donations are part of the advisory fees, investors no longer have to decide between saving for retirement or giving to charity.  With the Davlin Philanthropic Fund, the more you save, the more you give.  And with the new Donation Matching Program donating an additional $8.00 plus for every $1.00 an investor donates, investors are incentivized more than ever to save and, thus, give.

For investor and Trustee, Keith Funston, this means extra giving to his favorite charity, Earthwatch International.  “I invested $60,000 in the fund in 2008.  The first year Earthwatch received a donation of $500.  The second year Earthwatch received a $1,000 donation.  And this year they received a $2,000 donation.  All of these donations came from a combination of the fees that I expected to pay to the Fund's investment adviser, and the Fund’s Donation Matching Program.  Since its inception, the Fund has also out-performed both the Russell 2000 and S&P 500.  So not only have I done a lot of ‘good’ for Earthwatch, but I have also done very ‘well.’  More recently, my wife and I have also rolled over two of our IRA’s into the fund for the benefit of two other charities.  With our IRA’s, we view the donations as a benefit we get today from accounts we cannot touch until we are 65 years old.”

This year’s Davlin Philanthropic Fund donations go to 21 charities:

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Actor’s Fund of America: a nationwide human services organization that helps all professionals in performing arts and entertainment.

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Alzheimer’s Association: dedicated to research on the Alzheimer’s Disease and providing support programs for affected families.

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American Society for the Prevention of Cruelty to Animals: built upon the belief that animals are entitled to humane and respectful treatment at the hands of humans.

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Angel Flight East: a volunteer organization providing free air transportation for seriously ill patients who need treatment far from home.

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Bay Cove Human Services: a provider of assistance to individuals and families that face the life long challenges of developmental disabilities, aging, mental illness and drug and alcohol addition in the greater Boston area.

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BELL National: an after-school program that exists to dramatically increase the academic achievements, self-esteem and life opportunities of children living in low-income, urban communities.

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Belmont Hill School: a secondary school dedicated to developing boys in mind, body, and spirit.

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Boston Harbor Island Alliance: supports one of the nation’s newest national parks featuring 34 islands, 1,600 acres and 35 miles of undeveloped ocean shorelines- all within 10 miles of downtown Boston, MA.

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Boston University: an independent, co-educational, and non-sectarian institution of higher education and research located along the banks of the Charles River in Boston.

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Earthwatch Institute: engaging in research and education to promote the understanding and action necessary for a sustainable environment.

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Feeding America: a network of more than 200 food banks serving all 50 states, the District of Columbia and Puerto Rico, securing and distributing more than 2.5 billion pounds of food and grocery products annually.

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Hands Together for Haiti: building free schools in Haiti’s largest and poorest slums.

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Heifer Project International: works with communities around the world to end hunger and poverty and to care for the earth.

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Juvenile Diabetes Research Foundation: dedicated to finding a cure for diabetes and its complications through the support of research.

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Massachusetts Society for the Prevention of Cruelty to Children (MSPCC): dedicated to leadership in protecting and promoting the rights and well being of children and families.

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Nature Conservancy: the leading conservation organization working around the world to protect ecologically important lands and waters for nature and people.

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Parmenter Community Health Care:  an independent provider of home health, hospice, and community services in the Boston metro west area.

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The Public Theatre/Shakespeare Festival: founded in New York’s Central Park on the belief that Shakespeare belongs to the people.

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Trinity College: founded in 1823 as the second institute of higher learning in Connecticut.

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University of Pittsburgh: one of the oldest and most comprehensive institutions of higher learning in the United States.

•

WNRN:  a Charlottesville, VA. listener-supported public radio station.

"We received our first donation of $400 from the Fund last year.  This year’s donation was $2,000.” said Tom Powers, President of the Boston Harbor Island Alliance and investor in the Fund.   “We hope to continue to grow these donations with additional investments from our employees and supporters.  Over time, we hope this can become a meaningful and very dependable part of our annual fund raising efforts."

Bill Davlin, president of the Davlin Philanthropic Fund, said, “By creating a mutual fund where investors own the assets and get all net returns, and their favorite charities get a large portion of the advisory fees, we have created a tool that can offer the average person the opportunity to make a significant difference.  Since each account also provides the option for a death benefit, our fund offers many of the advantages of a planned giving program.”

“This is what we like to refer to as sustainable giving. Over the long term, we hope to fundamentally change the landscape of philanthropy,” he said.  “As we can continue to grow, the world will get a whole new group of philanthropic supporters.”  (To learn how much you can give as a lifetime philanthropist, go to www.DavlinFunds.org and click on the Donation Calculator – Advanced Calculator & Assumptions.)

About the Davlin Philanthropic Fund

The Davlin Philanthropic Fund is the first no-load mutual fund that allows investors to make charitable contributions from their advisory fees while maintaining control and ownership of their investment.  The Davlin Fund charges 1.50% in fees, and donates one-third (or 0.50%) of the fee and 100% of fund manager’s profits to charities with guidance from fund investors.  The Fund is a diversified, open-end mutual fund investing primarily in US-based companies. The Fund seeks long term capital appreciation and emphasizes a value style of investing without regard to company size.  For more information, please go to www.DavlinFunds.org or phone 1-877-Davlin-8.

Performance data represents past performance, which is not indicative of future performance.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted.  As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains these as well as other information about the Fund.  A prospectus and current performance data may be obtained from www.DavlinFunds.org or by calling 1-877-Davlin-8.  Read the prospectus carefully before investing.